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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 14, 2005



                         KERYX BIOPHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    000-30929                    13-4087132
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
     of Incorporation)



                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]    Written communications pursuant to Rule 425 under the Securities Act.

  [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

  [ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 8.01.  OTHER EVENTS.

      On July 14, 2005, Keryx Biopharmaceuticals, Inc. (the "Company") priced an offering of 5,030,000 shares of its $0.001 par value common stock (the "Common Stock"). On July 15, 2005, the underwriters of the offering exercised their over-allotment option and purchased an additional 750,000 shares of Common Stock. The transaction closed on Wednesday, July 20, 2005, and the Company received net proceeds of approximately $76.3 million from the offering.

      The Company registered the sale of the Shares with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-119376) (the "Registration Statement") filed on September 29, 2004, and declared effective by the SEC on October 13, 2004, covering 5,000,000 shares of the Company's Common Stock, and the registration statement of Form S-3 (File No. 333-126494) (the "Rule 462 Registration Statement") on Form S-3, filed on July 11, 2005, by the Company with the Commission pursuant to Rule 462 of the Securities Act of 1933, as amended, covering 780,000 shares of Common Stock. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement and the Rule 462 Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, either individually or in the aggregate, a "fundamental change" (as such term is used in item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement or the Rule 462 Registration Statement.
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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      The following exhibits are filed as a part of this report:

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
   Exhibit No.     Description

   1.1* Underwriting Agreement, dated as of July 14, 2005, by and among the Company and J.P. Morgan Securities Inc., as
                   Representative of the several Underwriters listed in Schedule
                   1 thereto.

   5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.2*           Consent of Alston & Bird LLP, as counsel to the Company
                   (included in Exhibit 5.2).

   99.1            Other Expenses of Issuance and Distribution (as required by
                   Item 14 of Form S-3).

   ---------------------------

   * Exhibit number corresponds to the exhibit list contained in the Registration Statement.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KERYX BIOPHARMACEUTICALS, INC.
                                         (Registrant)



Date:  July 20, 2005

                                         By: /s/ Ron Bentsur
                                             ---------------------------
                                             Ron Bentsur
                                             Vice President, Finance and
                                             Investor Relations

                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
   Exhibit No.     Description

   1.1* Underwriting Agreement, dated as of July 14, 2005, by and among the Company and J.P. Morgan Securities Inc., as
                   Representative of the several Underwriters listed in Schedule
                   1 thereto.

   5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.2*           Consent of Alston & Bird LLP, as counsel to the Company
                   (included in Exhibit 5.2).

   99.1            Other Expenses of Issuance and Distribution (as required by
                   Item 14 of Form S-3).

   ---------------------------

   * Exhibit number corresponds to the exhibit list contained in the Registration Statement.